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SCHEDULE 14A

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Beginning on December 10, 2012, Accenture plc will use the following presentation to provide additional information about the proposed amendment to the Accenture plc 2010 Share Incentive Plan that will be voted on at the 2013 Annual General Meeting of Shareholders.

High performance. Delivered.

accenture

consulting | technology | outsourcing

Accenture’s Use of Equity in Employee Compensation

© 2012 Accenture All Rights Reserved.

Key Statistics – Fiscal Year 2012
54
120+
40+
153,000+
11% growth in local currency (9% U.S. dollars)
257,000 employees
Executive leadership team with an average of 26 years
of Accenture experience
Approximately 4,900 Senior Executives
Geographies
Offices and operations in 54 countries around the globe
Serving clients in more than 120 countries
Revenue breakdown: 45% Americas; 41% EMEA; 14% Asia Pacific
A Strong Focus on Industry
Serving clients in more than 40 industries
More than 153,000 industry-aligned professionals
257,000
26 years
4,900
Our People
$27.9B
Revenue

Accenture’s Equity Compensation Programs Are Based on
Responsible Guiding Principles
Principle Strategy
1. Performance-Based
Awards are tied to company and individual performance
Three Year Future Performance: Awarded to our most senior leadership and vests based on meeting future targets for operating income and relative total shareholder return
2. Attract & Retain Talent
Approximately 4,900 Senior Executives with an average of 15 years of
Accenture experience
Senior Executive compensation weighted toward equity that vests over a number of years
Our success is closely tied to our ability to attract and retain the best talent to serve our G2000 clients; need to stay market-relevant in order to do so
Acts as a barrier to acquiring whole practice areas or key people  from
Accenture
3. Align Compensation with
Shareholder Interests
100% of Senior Executives granted equity have ownership requirements
Senior Executives as shareholders are motivated to drive the business to maximize returns over the long term

© 2012 Accenture All Rights Reserved.

Accenture’s Total Shareholder Returns
Have Outperformed the Market
Annualized Total Shareholder Return shown as of
August 31, 2012
Sustained profitable growth since the IPO:
7% Revenue Growth in local currency, 9% in U.S. Dollars
11% Operating Income Growth
21% EPS Growth
Source: Bloomberg. Market cap weighted Compensation Peer Group, S&P500 Total Return Index
Comparison of Total Shareholder Return
FY07          FY08          FY09          FY10          FY11          FY12
© 2012 Accenture All Rights Reserved.
4
$164
$133
$107
$0
$50
$100
$150
$200
Accenture
Compensation Peer Group
S&P 500 Total Return Index
10%
6%
1%
0% 2% 4% 6% 8% 10% 12%
Accenture
Compensation
Peer Group
S&P 500
Total Return Index
Past 5 Years
26%
14%
12%
0% 10% 20% 30%
Accenture
S&P 500
Total Return Index
Compensation
Peer Group
Past 3 Years

© 2012 Accenture All Rights Reserved.

Disciplined Approach to Share Management
and Shareholder Returns Since IPO
Accenture has reduced weighted average diluted shares by more than 280 million, or 28% since IPO.
FY01 FY12
1,050
1,000
950
900
850
800
750
700
1,008
million
726
million
Accenture has a broad share
repurchase program
Generated $25 billion in free cash
flow, returning $22.3 billion,
approximately 90% to
shareholders
Repurchased 52 million shares on
average each fiscal year
Free cash flow of $25 billion was a result of cash generated by operating activities of $28.3 billion, net of property and equipment additions of $3.3 billion.

© 2012 Accenture All Rights Reserved.

How We Think About Responsible Capital Allocation
Normalized Capital Generation
Normalized Capital Allocation
Operating Cash Flow
Proceeds from Share Issuances to Employees
Capital Expenditures
Acquisitions
Share Repurchases
Dividends

© 2012 Accenture All Rights Reserved.

Responsible Capital Allocation Share Issuances
and Repurchases
Repurchases
Issuances
Actual Estimated*
Impact on Weighted Average
Diluted Shares
* Assumes current Capital Allocation strategy.
~2% Net
We expect that the net impact of both together will be about a 2%
reduction in our share count per year
*
Impact of Share Repurchases and Issuances on Weighted Average Diluted Shares
0
5
10
15
20
25
30
35
40
45
50
FY10 FY11 FY12 FY13

© 2012 Accenture All Rights Reserved.

We Do Not Foresee a Time When Share
Issuances Would Exceed Share Repurchases
Employee purchase programs have capped participation levels
Predominantly directed to Senior Executives, a slower growing population by design
Awards are discretionary and based on achieving financial goals
Awards are U.S. Dollar denominated, not driven by shares, and provide a natural hedge to repurchases
We proactively manage affordability to prevent dilution
Here’s why…

© 2012 Accenture All Rights Reserved.
Proxy Statement
Accenture plc (“Accenture”) filed a preliminary proxy statement in connection with its
2013 Annual General Meeting of Shareholders on Friday, December 7, 2012. Accenture
shareholders are strongly advised to read the preliminary proxy statement as well as the definitive proxy statement when it becomes available, as each contains important information. Shareholders can obtain the preliminary proxy statement, and the definitive proxy statement when it becomes available, and any amendments or supplements to the proxy statements and other documents filed by Accenture with the U.S. Securities and
Exchange Commission (the “SEC”) for free at the Internet website maintained by the
SEC at www.sec.gov. Copies of the preliminary proxy statement, and the definitive proxy statement when it becomes available, and any amendments and supplements to the proxy statements are also available for free at Accenture’s website at
www.accenture.com.
In addition, shareholders can obtain a copy of the definitive proxy statement when it becomes available, and any amendments and supplements to the definitive proxy statement, by contacting our Investor Relations Group at Accenture,
Investor Relations, 1345 Avenue of the Americas, New York, New York 10105,
USA. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Accenture’s shareholders is available in the preliminary proxy statement filed on Schedule 14A with the SEC on Friday,
December 7, 2012.

© 2012 Accenture All Rights Reserved.
Forward-Looking Statements
Except for the historical information and discussions contained herein, statements in this presentation may constitute forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied. These include, without limitation, risks that: the company’s results of operations could be adversely affected by volatile, negative or uncertain economic conditions and the effects of these conditions on the company’s clients’ businesses and levels of business activity; the company’s business depends on generating and maintaining ongoing, profitable client demand for the company’s services and solutions, and a significant reduction in such demand could materially affect the company’s results of operations; if the company is unable to keep its supply of skills and resources in balance with client demand around the world and attract and retain professionals with strong leadership skills, the company’s business, the utilization rate of the company’s professionals and the company’s results of operations may be materially adversely affected; the markets in which the company competes are highly competitive, and the company might not be able to compete effectively; the company could have liability or the company’s reputation could be damaged if the company fails to protect client and/or company data or information systems as obligated by law or contract or if the company’s information systems are breached; as a result of the company’s geographically diverse operations and its growth strategy to continue geographic expansion, the company is more susceptible to certain risks; the company’s results of operations could be materially adversely affected by fluctuations in foreign currency exchange rates; the company’s Global Delivery Network is increasingly concentrated in India and the Philippines, which may expose it to operational risks; the company’s results of operations could materially suffer if the company is not able to obtain sufficient pricing to enable it to meet its profitability expectations; if the company’s pricing estimates do not accurately anticipate the cost, risk and complexity of the company performing its work or third parties upon whom it relies do not meet their commitments, then the company’s contracts could have delivery inefficiencies and be unprofitable; the company’s work with government clients exposes the company to additional risks inherent in the government contracting environment;
the company’s business could be materially adversely affected if the company incurs legal liability in connection with providing its services and solutions; the company’s results of operations and ability to grow could be materially negatively affected if the company cannot adapt and expand its services and solutions in response to ongoing changes in technology and offerings by new entrants; the company’s alliance relationships may not be successful or may change, which could adversely affect the company’s results of operations; outsourcing services and the continued expansion of the company’s other services and solutions into new areas subject the company to different operational risks than its consulting and systems integration services; the company’s services or solutions could infringe upon the intellectual property rights of others or the company might lose its ability to utilize the intellectual property of others; the company has only a limited ability to protect its intellectual property rights, which are important to the company’s success; the company’s ability to attract and retain business and employees may depend on its reputation in the marketplace; the company might not be successful at identifying, acquiring or integrating businesses or entering into joint ventures; the company’s profitability could suffer if its cost-management strategies are unsuccessful, and the company may not be able to improve its profitability through improvements to cost-management to the degree it has done in the past; many of the company’s contracts include payments that link some of its fees to the attainment of performance or business targets and/or require the company to meet specific service levels, which could increase the variability of the company’s revenues and impact its margins; changes in the company’s level of taxes, and audits, investigations and tax proceedings, or changes in the company’s treatment as an Irish company, could have a material adverse effect on the company’s results of operations and financial condition; if the company is unable to manage the organizational challenges associated with its size, the company might be unable to achieve its business objectives; if the company is unable to collect its receivables or unbilled services, the company’s results of operations, financial condition and cash flows could be adversely affected; the company’s share price and results of operations could fluctuate and be difficult to predict; the company’s results of operations and share price could be adversely affected if it is unable to maintain effective internal controls; the company may be subject to criticism and negative publicity related to its incorporation in Ireland; as well as the risks, uncertainties and other factors discussed under the “Risk Factors” heading in
Accenture plc’s most recent annual report on Form 10-K and other documents filed with or furnished to the Securities and Exchange Commission. Statements in this presentation speak only as of the date they were made, and Accenture undertakes no duty to update any forward-looking statements made in this presentation or to conform such statements to actual results or changes in Accenture’s expectations.